                      Excelsior Venture Investors III, LLC
                       For the Quarter ended July 31, 2002

--------------------------------------------------------------------------------
                      Investor's Return To Date (per unit)

                                                       Date           Amount

Initial investment                                5/11/2001         $ 500.00

Total distributions                                                      ---

Current Net Asset Value of Excelsior
Venture Partners III, LLC (a)                                       $ 483.14

Other Net Assets/ (Liabilities) (b)                                    (3.50)

Current Net Asset Value of Excelsior
Venture Investors III, LLC                                          $ 479.64

Total Return (annualized) (c)                                          -3.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Fund's Return on Capital Invested

Net Internal Rate of Return (IRR) (d)                                  -6.25%

Multiple of Capital Invested (e)                                        0.95x

--------------------------------------------------------------------------------

  Date    Total Investment  Cash (Net of  Public Securities  Private Securities   Limited Partnerships   Cumulative Distributions
          Value             Liabilities)
   5/01            500.00        500.00               0.00                 0.00                    0.00                      0.00
  10/01            495.99        411.71               0.00                82.99                    1.29                      0.00
   7/02            483.14        294.85               0.00               184.26                    4.03                      0.00

Third Quarter 2002 Report for Excelsior Venture Investors III, LLC

Excelsior Venture Investors III, LLC has invested substantially all of its $94.6 million of investors' capital, net of offering costs, in Excelsior Venture Partners III, LLC ("EVP III" or the "Master Fund"), a master fund with $146.1 million in assets, net of offering costs.

As of July 31, 2002, the Master Fund has committed 45.6% and invested 39.2% of the initial capital raised.

EVP III's Portfolio Developments
Direct Investments

During the quarter, the Master Fund continued to build its portfolio with a $3 million investment in Pilot Software Acquisition Corp. The fund was the only investor in the Series A financing round. Pilot Software is a provider of business analysis solutions that enables companies to transform data into decision making power.

The Master Fund also wrote down its investment in LightConnect, Inc. by $2.5 million in advance of its Series C round of financing, which closed in August 2002.

Fund Investments

The Master Fund did not make additional commitments to third party funds this quarter, however, did make capital contributions to each of the limited partnership investments in the portfolio.


 This material may only be presented to members of Excelsior Venture Investors
                                   III, LLC.

                      Excelsior Venture Investors III, LLC
          Summary of the Master Fund's Investments as of July 31, 2002

                                                                                                                   Carrying
                                                                                         Original       Carrying      Value     % of
Private Companies                 Business Description                                       Cost          Value  per Share      NAV
                                                                                       ----------     ----------  ---------   ------
Adeza Biomedical Corp.            Developer of diagnostic products and services
                                  for women's reproductive healthcare                $  3,000,000   $  3,000,000  $   10.16    2.10%

Ancile Pharmaceuticals, Inc.      Developer and manufacturer of prescription
                                  branded botanical drugs for chronic disease
                                  conditions                                            3,000,000      3,000,000      10.16    2.10%

Cenquest, Inc.                    Intermediary provider of accredited business
                                  and management degree programs and corporate          2,000,000      2,000,000       6.77    1.40%
                                  training to large corporations

Ethertronics, Inc.                Developer of high performance, embedded
                                  antennas for mobile device market                     3,500,000      3,500,000      11.86    2.45%

Genoptix, Inc.                    Developer and designer of the first
                                  laser-based platform for analyzing, sorting
                                  and manipulating living cells without the
                                  need for any dyes or labels                           2,500,000      2,500,000       8.47    1.75%

LightConnect, Inc.                Designer and manufacturer of dynamic optical
                                  components for network applications                   5,000,000      2,500,000       8.47    1.75%

LogicLibrary, Inc.                Provider of software asset management solutions
                                  enabling rapid application assembly                   2,000,000      2,000,000       6.77    1.40%

MIDAS Vision Systems, Inc.        Developer of automated optical inspection
                                  systems for advanced substrates and
                                  microelectronics packaging industries                 4,000,000      4,000,000      13.55    2.80%

Monterey Design Systems, Inc.     Developer of advanced development tools for
                                  the semiconductor industry                            4,750,000      4,750,000      16.09    3.33%

NanoOpto Corp.                    Designer, manufacturer and marketer of
                                  integrated optical components using
                                  nanotechnology manufacturing platforms                2,231,212      2,231,212       7.56    1.56%

NetLogic Microsystems, Inc.       Developer of advanced network search engines          5,000,000      5,000,000      16.94    3.51%

OpVista, Inc.                     Developer of bandwidth enhancing optical
                                  networking solutions                                  4,000,000      4,000,000      13.55    2.80%

Pilot Software Acquisition
Corp.                             Provider of business analysis solutions               3,000,000      3,000,000      10.16    2.10%

Senomyx, Inc.                     Developer of proprietary flavor and fragrance
                                  molecules for the food, beverage, cosmetic and
                                  pharmaceutical industries                             1,500,000      1,500,000       5.08    1.05%

Silverback Systems, Inc.          Provider of silicon and software solutions that
                                  enable IP based storage area networks and data
                                  center systems                                        1,415,615      1,415,615       4.80    0.99%

Tensys Medical, Inc.              Developer of non-invasive arterial blood
                                  pressure monitoring systems                           5,000,000      5,000,000      16.94    3.51%

Virtual Silicon Technology,
Inc.                              Supplier of semiconductor intellectual property
                                  and process technology to manufacturers and
                                  designers of systems-on-chip                          5,000,000      5,000,000      16.94    3.51%

                                                                                     ------------   ------------  ---------   -----
                                                          Private Companies Total    $ 56,896,827   $ 54,396,827  $  184.26   38.14%

Limited Partnerships

Advanced Technology Ventures
 VII, L.P.                        Varied-stage information technology,
                                  communications and life sciences companies         $    225,000   $    176,926  $    0.60    0.12%

CHL Medical Partners II, L.P.     Start up and early stage medical technology and
                                  life sciences companies                                 190,000        177,094       0.60    0.12%

Morgenthaler Partners VII, L.P.   Varied-stage information technology,
                                  communications and life sciences companies              450,000        416,554       1.41    0.29%

Prospect Venture Partners II,
L.P.                              Varied-stage life sciences companies                    510,429        418,181       1.42    0.29%
                                                                                     ------------   ------------  ---------   -----
                                                       Limited Partnerships Total    $  1,375,429   $  1,188,756  $    4.03    0.83%

                                                    Total Current Investments (f)    $ 58,272,256   $ 55,585,583  $  188.29    39.0%

                                        Cash and Equivalents (Net of Liabilities)      87,041,391     87,041,391     294.85    61.0%
                                                                                     ------------   ------------  ---------   -----
                                      Investment Total/Net Asset Value of EVP III    $145,313,647   $142,626,974  $  483.14   100.0%
                                                                                     ============   ============  =========   =====


 This material may only be presented to members of Excelsior Venture Investors
                                   III, LLC.

                      Excelsior Venture Investors III, LLC
                                  (the "Fund")

a) Current Net Asset Value: The value of the Master Fund's assets as determined by the Investment Adviser and a committee of the Board less the Master Fund's liabilitiesuritiesding an accrual for the incentive fees payable to the Investment Adviser, divided by the number of outstanding shares. In valuing the Master Fund's assets, securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.

     The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without gssmenteofect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an asse or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Master Fund from the investments.

b) Other Net Assets/(Liabilities): Includes a reserve established for the payment of a per annum fee of 0.1% of net assets of the Fund that are not represented by the Fund's investment in the Master Fund. Other net assets/(liabilities) specific to the Fund are also reflected.

c) Total Return (annualized): Reflects the total investment value (NAV plus cumulative distributions) as an annualized percentage of the share cost.

d) Net IRR (Internal Rate of Return): The annual rate of return that equates the cashflows and current carrying value of the Master Fund's holdings, net of accrued incentive fees, to the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any other fees associated with the Master Fund.

e) Multiple of Capital Invested: The sum of realized proceeds and current carrying value of the Master Fund's holdings divided by the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any fee associated with the Master Fund.

f) Total Current Investments: The current total value of investments held by the Master Fund as determined by the Managing Investment Adviser and a valuation committee of the Board, excluding cash and cash equivalents.

       This material may only be presented to members of Excelsior Venture
                              Investors III, LLC.                       2002-470